UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2011

SENETEK PLC
(Exact name of registrant as specified in its charter)

Commission File Number 0-14691

England (State or other jurisdiction of incorporation or organization)	77-0039728 (IRS Employer Identification Number)

51 New Orleans Court, Suite 1A Hilton Head, SC (Address of principal executive offices)	29928 (Zip code)

(404) 418-6203
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the ExchangeAct (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation or Bylaws.

As described under Item 5.07 of this Current Report on Form 8-K, at the Annual General Meeting of Shareholders (the “Annual Meeting”) of Senetek PLC (the “Company”) held on March 30, 2011, the shareholders of the Company approved a proposal to amend and restate the Company’s Articles of Association (the “Amended and Restated Articles and Association”). A summary of the changes from the prior Articles of Association are described in detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A in connection with the Annual Meeting. The foregoing description of the Amended and Restated Articles of Association does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Articles of Association, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on March 30, 2011. The Company is registered in England and therefore subject to the Companies Act and other English law, which (amongst other things) governs the processes for voting at the Annual Meeting.  There are a number of differences between English and U.S. law in this regard. Each registered holder of ordinary shares of the Company present in person or by proxy at the Annual Meeting is entitled to one vote on a show of hands on each resolution tabled at the Annual Meeting and on any other proposals properly brought before the Annual Meeting. Each registered holder of ordinary shares of the Company present in person or by proxy at the Annual Meeting shall, upon a poll, have one vote for each ordinary share of the Company held by such holder. A poll may be demanded by a shareholder present in person or by proxy, or by the Chairman of the Annual Meeting, acting in his discretion and with regards to the sense of the meeting before him including the votes set out on any proxy cards with which he has been furnished.  At the Annual Meeting, a poll was not called by a shareholder or the Chairman.  As a result the matters which were submitted to the Company’s shareholders were subject to a show of hands vote.

 The matters which were submitted to the Company’s shareholders for approval at the Annual Meeting and the tabulation of the final votes (by show of hands) with respect to each such matter were as follows:

Proposal 1 - To receive and adopt the Company’s annual accounts for the fiscal year ended December 31, 2009 together with the last director report and auditors’ report on those accounts.

For	Against	Abstain	Broker Non-Votes
2	0	0	0

Proposals 2 through 5 - Re-Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
John P. Ryan	2	0	0	0
Howard Crosby	2	0	0	0
Anthony Williams	2	0	0	0
Wesley R. Holland	2	0	0	0

Proposal 6 - To appoint DeCoria Maichel & Teague P.S. as the Company’s registered public accounting firm in the United States for the fiscal year ending December 31, 2010 at a remuneration to be determined by the board of directors of the Company (the “Board”).

For	Against	Abstain	Broker Non-Votes
2	0	0	0

Proposal 7 - To reappoint BDO LLP as the Company’s statutory auditors for United Kingdom accounting purposes for the fiscal year ending December 31, 2010 at a remuneration to be determined by the Board.

For	Against	Abstain	Broker Non-Votes
2	0	0	0

Proposal 8 - Advisory vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
2	0	0	0

Proposal 9 - Advisory vote on the frequency of future advisory votes on executive compensation every three years.

For	Against	Abstain	Broker Non-Votes
2	0	0	0

Proposal 10 - To revoke, pursuant to paragraph 42(2)(b) of Schedule 2 to the Companies Act 2006 (commencement No. 8, Transitional Provisions and Savings) Order 2008, paragraph 6 of the Company’s Memorandum of Association, as in force immediately before October 1, 2009, as altered by anything done by virtue of section 121 of the Companies Act 1985 (alteration of share capital).

For	Against	Abstain	Broker Non-Votes
2	0	0	0

Proposal 11 - To ratify and approve, pursuant to the terms of a Securities Purchase Agreement dated March 4, 2010 (the “Purchase Agreement”) by and between the Company and DMRJ Group, LLC, a Delaware limited liability company (“DMRJ”), the issuance by the Company, of (a) a secured convertible promissory note issued to DMRJ in the principal amount of $3.0 million, which bears no interest and which is convertible into ordinary shares in the capital of the Company of nominal value 40p each (the “Ordinary shares”) at a conversion price of $1.25 per Ordinary share (the “DMRJ Note”) and the subsequent variation of the conversion price to $0.70 per Ordinary share pursuant to an amendment to the Purchase Agreement (the “Conversion Price Variation”), and (b) a warrant issued to DMRJ to subscribe for a total of 1.8 million Ordinary shares in the capital of the Company at an exercise price of $1.75 per Ordinary share (the “DMRJ Warrant”).

For	Against	Abstain	Broker Non-Votes
2	0	0	0

Proposal 12 - To generally and unconditionally authorize the Board, in accordance with section 551 of the Companies Act 2006  (the “Companies Act”), to allot shares in the Company (including pursuant to the DMRJ Note (as amended by the conversion price variation) and upon the exercise of the DMRJ Warrant), or grant rights to subscribe for or to convert any security into shares of the Company (“Rights”) up to an aggregate nominal amount of £100,000,000, provided that this authority shall, unless renewed, varied, or revoked by the Company, expire on the date five years from March 31, 2011, except that the Company may, before such expiry, make an offer or agreement which would, or might, require shares to be allotted or Rights to be granted after the expiry of such period and the Board may allot shares or grant Rights in pursuance of any such offer or agreement notwithstanding that the authority conferred by this resolution has expired, this authority being in substitution for all previous authorities conferred on the directors in accordance with section 80 of the Companies Act 1985 or section 551 of the Companies Act.

For	Against	Abstain	Broker Non-Votes
2	0	0	0

Proposal 13 - To generally empower the Board, as a special resolution and in accordance with section 570 of the Companies Act, to allot equity securities (as defined in Section 560 of the Companies Act) pursuant to the authority conferred upon them by Proposal 12, as if Section 561(1) of the Companies Act did not apply to any such allotment, provided that the power hereby conferred shall (a) be limited to the allotment of equity securities up to an aggregate nominal amount of £100,000,000; and (b) expire on the date five years from the date on which this resolution is passed (unless renewed, varied or revoked by the Company prior to or on that date), except that the Company may, before such expiry, make an offer or agreement which would, or might, require equity securities to be allotted after the expiry of such period and the directors may allot equity securities in pursuance of any such offer or agreement notwithstanding that the authority conferred by this proposal has expired.

For	Against	Abstain	Broker Non-Votes
2	0	0	0

Proposal 14 - That the amount standing to the credit of the share premium account of the Company be cancelled.

For	Against	Abstain	Broker Non-Votes
2	0	0	0

Proposal 15 - To adopt the Amended and Restated Articles of Association as the articles of association of the Company in substitution for, and to the exclusion of, the existing memorandum and articles of association of the Company.

For	Against	Abstain	Broker Non-Votes
2	0	0	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

3.1.	Amended and Restated Articles of Association of Senetek PLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENETEK PLC.

Date: April 4, 2011	By:	/s/ John Ryan
John P. Ryan
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number

3.1.	Amended and Restated Articles of Association of Senetek PLC.